PREPAYMENTS AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Deferred channel costs	$ 8,634	¥ 56,335	¥ 12,890
Prepaid taxes	526	3,433	2,069
Advances to suppliers	21	136	627
Prepaid expenses	4	28	369
Rental deposits	404	2,636	12
Others	314	2,051	562
Total prepayments and other current assets	$ 9,903	¥ 64,619	¥ 16,529